LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED DECEMBER 1, 2020

TO THE SUMMARY PROSPECTUSES AND

STATUTORY PROSPECTUSES

OF THE FUNDS LISTED IN SCHEDULE A

For each Fund listed in Schedule A, the following disclosure replaces the first paragraph of the section titled “Principal investment strategies” of each Fund’s Summary Prospectus and Statutory Prospectus:

The fund is a fund of funds—it invests in other mutual funds and exchange-traded funds (“ETFs”). The fund is managed as an asset allocation program and allocates its assets among mutual funds and ETFs managed by the manager and its affiliates, including other Legg Mason and Franklin Templeton investment managers, and ETFs managed by unaffiliated investment advisers (“underlying funds”). When selecting investments to fulfill a desired asset class exposure, the portfolio managers expect to allocate to Legg Mason and Franklin Templeton affiliated mutual funds and ETFs, provided that appropriate products are available. At the current time, the fund invests primarily in affiliated mutual funds.

For each Fund listed in Schedule A, the following disclosure replaces the section in each Fund’s Summary Prospectus and Statutory Prospectus titled “Principal Risks- Affiliated funds risk” and “More on risks of investing in the funds- Affiliated funds risk”:

Affiliated funds risk. The fund’s manager, subadviser or an affiliate serves as manager or subadviser of certain Legg Mason and Franklin Templeton affiliated underlying funds (“Affiliated Funds”). As a result, the manager and the subadviser have financial incentives to allocate the fund’s assets to Affiliated Funds that pay fees to the manager, the subadviser or an affiliate. For example, the manager and the subadviser have an incentive to select Affiliated Funds that will result in the greatest revenue to the manager and its affiliates, even if that results in increased expenses for the fund. Similarly, the manager and the subadviser have an incentive to delay or decide against the sale of interests held by the fund in Affiliated Funds. This gives rise to a conflict of interest.

For each Fund listed in Schedule A, the following disclosure replaces the fourth paragraph of the section entitled “More on the fund’s investment strategies, investments and risks- Important information” of each Fund’s Statutory Prospectus:

The fund is a fund of funds—it invests in other mutual funds and exchange-traded funds (“ETFs”). The fund is managed as an asset allocation program and allocates its assets among mutual funds and ETFs managed by the manager and its affiliates, including other Legg Mason and Franklin Templeton investment managers, and ETFs managed by unaffiliated investment advisers (“underlying funds”). When selecting investments to fulfill a desired asset class exposure, the portfolio managers expect to allocate to Legg Mason and Franklin Templeton affiliated mutual funds and ETFs, provided that appropriate products are available. At the current time, the fund invests primarily in affiliated mutual funds.

For each Fund listed in Schedule A, the following disclosure replaces the section in each Fund’s Statutory Prospectus titled “More on the fund’s investment strategies, investments and risks- Selection process”:

Selection process

The portfolio managers periodically adjust the allocation of each fund’s assets among different Legg Mason and Franklin Templeton affiliated mutual funds and ETFs depending upon the portfolio managers’ outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds.

The portfolio managers have the option to allocate each fund’s assets among different Legg Mason and Franklin Templeton affiliated mutual funds and ETFs and ETFs that are managed by unaffiliated investment advisers. Such funds may include Franklin Templeton funds, Legg Mason funds, Brandywine Global funds, Clarion Partners funds, ClearBridge Investments funds, Martin Currie funds, QS Investors funds, Royce & Associates funds and Western Asset funds. The portfolio managers may allocate each fund’s assets to underlying Legg Mason and Franklin Templeton affiliated mutual funds and ETFs that have a limited performance history and to underlying ETFs that are managed by unaffiliated investment advisers that have a limited performance history. In assessing the equity and bond markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

For each Fund listed in Schedule A, the following disclosure replaces the section in each Fund’s Statutory Prospectus titled “Conflicts of interest”:

Conflicts of interest

Each fund’s manager or an affiliate serves as manager of the Legg Mason and Franklin Templeton affiliated underlying funds (“Affiliated Funds”), and the funds invest in certain Affiliated Funds for which the fund’s subadviser or an affiliate serves as adviser or subadviser. As a result, the manager and the subadviser may have financial incentives that could give rise to potential conflicts of interest. For example, the subadviser has an incentive to allocate each fund’s assets to Affiliated Funds generally (rather than to unaffiliated funds), and in particular the subadviser has incentives to allocate each fund’s assets to those Affiliated Funds for which the fees paid to the manager or subadviser are higher than the fees paid by other potential unaffiliated underlying funds or to other Affiliated Funds. In addition, each fund’s Board and officers also serve in similar positions with certain of the Affiliated Funds. Each fund believes that the manager and the subadviser have taken steps to mitigate these concerns.

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus, and SAI
LEGG MASON PARTNERS EQUITY TRUST

QS Conservative Growth Fund	June 1, 2020
QS Growth Fund	June 1, 2020
QS Moderate Growth Fund	June 1, 2020
QS Defensive Growth Fund	June 1, 2020

Please retain this supplement for future reference.

QSIN629798

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